FORM 10f-3      FUND:   Series Trust Growth & Income

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Travelers/Aetna

2.      Date of Purchase:  4/22/96

3.      Date offering commenced:  4/22/96

4.      Underwriters from whom purchased:  Smith Barney

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  25,000

7.      Aggregate principal amount of offering:  875,000,000

8.      Purchase price (net of fees and expenses):    25

9.      Initial public offering price:    25

10.     Commission, spread or profit:   %       $  .71

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934

      .____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ____x_________

c.    The underwriting was a firm commitment underwriting.

      ____x__________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ____x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ____x__________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

	   ___n/a_________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:    /s/ Mark Tincher                     Date:   4/29/96

FORM 10f-3      FUND:  Series Trust - Balanced

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures
1.      Issuer:  Travelers/Aetna

2.      Date of Purchase:   4/22/96

3.      Date offering commenced:  4/22/96

4.      Underwriters from whom purchased:    Smith Barney

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  50,000

7.      Aggregate principal amount of offering:  875,000,000

8.      Purchase price (net of fees and expenses):   25

9.      Initial public offering price:    25

10.     Commission, spread or profit:   %       $  .71

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ____x_________

c.    The underwriting was a firm commitment underwriting.

      ____x__________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ____x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ____x__________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
      from at least one such rating           organization.

      ___n/a_________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/ Mark Tincher                       Date:   4/29/96

FORM 10f-3      FUND:  Series Trust - Balanced

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Heartport

2.      Date of Purchase:   4/25/96

3.      Date offering commenced:  4/25/96

4.      Underwriters from whom purchased:    Morgan Stanley

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  21,000

7.      Aggregate principal amount of offering:  105,000,000

8.      Purchase price (net of fees and expenses):   21

9.      Initial public offering price:    21

10.     Commission, spread or profit:   %       $  .90

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ____x_________

c.    The underwriting was a firm commitment underwriting.

      ____x__________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ____x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ____x__________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
      from at least one such rating           organization.

      ___n/a_________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/ Mark Tincher                       Date:   4/29/96

FORM 10f-3      FUND:  Series Trust - Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Heartport, Inc.

2.      Date of Purchase:   4/25/96

3.      Date offering commenced:  4/25/96

4.      Underwriters from whom purchased: Morgan Stanley

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  21,000

7.      Aggregate principal amount of offering:  105,000,000

8.      Purchase price (net of fees and expenses):   21

9.      Initial public offering price:    21

10.     Commission, spread or profit:   %       $  .90

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ____x_________

c.    The underwriting was a firm commitment underwriting.

      ____x__________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ____x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ____x__________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
      from at least one such rating           organization.

      ___n/a_________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/ Ellen R. Harris                    Date:   4/29/96

FORM 10f-3      FUND:  Series Trust - Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Waters

2.      Date of Purchase:   6/5/96

3.      Date offering commenced:  6/5/96

4.      Underwriters from whom purchased: Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  397,500

7.      Aggregate principal amount of offering:  265,000,000

8.      Purchase price (net of fees and expenses):   26.5

9.      Initial public offering price:    26.5

10.     Commission, spread or profit:   %       $  .65

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ____x_________

c.    The underwriting was a firm commitment underwriting.

      ____x__________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ____x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ____x__________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
      from at least one such rating           organization.

      ___n/a_________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/  Ellen R. Harris                   Date:   4/29/96

FORM 10f-3      FUND:  Series Trust - Growth & Income

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Kmart Convertable ltd.

2.      Date of Purchase:     6/6/96

3.      Date offering commenced:   6/6/96

4.      Underwriters from whom purchased:     Morgan Stanley

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     250,000

7.      Aggregate principal amount of offering:     875,000,000

8.      Purchase price (net of fees and expenses):      52

9.      Initial public offering price:     50

10.     Commission, spread or profit:   %       $    .84

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934

      .____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ____x_________

c.    The underwriting was a firm commitment underwriting.

      ____x__________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ____x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ____x__________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
      from at least one such rating           organization.

      ___n/a_________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/  Mark Tincher                      Date:   8/27/96

FORM 10f-3      FUND:  Series Trust - Balanced

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Info Seek (SEEK)

2.      Date of Purchase:     6/11/96

3.      Date offering commenced:  6/11/96

4.      Underwriters from whom purchased:     Alex Brown

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     30,000

7.      Aggregate principal amount of offering:     36,000,000

8.      Purchase price (net of fees and expenses):      12

9.      Initial public offering price:     12

10.     Commission, spread or profit:   %       $    .47

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ___________x___

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      __________x__

c.    The underwriting was a firm commitment underwriting.

      ___________x___

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___________x___

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___________x___

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
      from at least one such rating           organization.

      ________n/a__


f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ___________x___

g.    The purchase price was less than 3% of the Fund's total assets.

      ___________x___

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ___________x___

      Approved:  /s/   Mark Tincher                     Date:   7/12/96
FORM 10f-3      FUND:  Series Trust - Growth Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:     Info Seek (SEEK)

2.      Date of Purchase:     6/11/96

3.      Date offering commenced:  6/11/96

4.      Underwriters from whom purchased:     Alex Brown

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     18,000

7.      Aggregate principal amount of offering:     36,000,000

8.      Purchase price (net of fees and expenses):      12

9.      Initial public offering price:     12

10.     Commission, spread or profit:   %       $    .47

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ___________x___

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      __________x__

c.    The underwriting was a firm commitment underwriting.

      ___________x___

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___________x___

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___________x___

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
      from at least one such rating           organization.

      ________n/a__

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ___________x___

g.    The purchase price was less than 3% of the Fund's total assets.

      ___________x___

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ___________x___

      Approved:  /s/  Ellen R. Harris                   Date:   7/12/96

FORM 10f-3      FUND:  Series Trust - Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:         Teleport Communications (TCGI)

2.      Date of Purchase:     6/27/96

3.      Date offering commenced:  6/27/96

4.      Underwriters from whom purchased:     Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     160,000

7.      Aggregate principal amount of offering:     376,000,000

8.      Purchase price (net of fees and expenses):      16

9.      Initial public offering price:     16

10.     Commission, spread or profit:   %       $    .50

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ___________x___

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      __________x__

c.    The underwriting was a firm commitment underwriting.

      ___________x___

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___________x___

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years

      .___________x___

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
      from at least one such rating           organization.

      ________n/a__

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ___________x___

g.    The purchase price was less than 3% of the Fund's total assets.

      ___________x___

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ___________x___

      Approved:  /s/  Ellen R. Harris                   Date:   7/12/96
FORM 10f-3      FUND:  Series Trust - Growth & Income

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Texas Gas

2.      Date of Purchase:     7/22/96

3.      Date offering commenced:  7/22/96

4.      Underwriters from whom purchased:     Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     87,500

7.      Aggregate principal amount of offering:     108,500,000

8.      Purchase price (net of fees and expenses):      35

9.      Initial public offering price:     35

10.     Commission, spread or profit:   %       $    .83

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
      from at least one such rating           organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/   Mark Tincher                     Date:   8/27/96

FORM 10f-3      FUND:  Series Trust - Balanced

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Texas Gas

2.      Date of Purchase:     7/22/96

3.      Date offering commenced:  7/22/96

4.      Underwriters from whom purchased:     Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     175,000

7.      Aggregate principal amount of offering:     108,500,000

8.      Purchase price (net of fees and expenses):      35

9.      Initial public offering price:     35

10.     Commission, spread or profit:   %       $    .83

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

(2)   If securities are municipal  securities,  the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three
      highest ratings from at least one such rating           organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/   Mark Tincher                     Date:   8/27/96

FORM 10f-3      FUND:  Series Trust - Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Golden Bear Golf

2.      Date of Purchase:     7/31/96

3.      Date offering commenced:  7/31/96

4.      Underwriters from whom purchased:     Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     32,000

7.      Aggregate principal amount of offering:     82,500,000

8.      Purchase price (net of fees and expenses):      16

9.      Initial public offering price:     16

10.     Commission, spread or profit:   %       $    .64

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/   Ellen R. Harris                  Date:   8/27/96
FORM 10f-3      FUND:  Series Trust - Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Starwood Lodging

2.      Date of Purchase:     8/6/96

3.      Date offering commenced:  8/6/96

4.      Underwriters from whom purchased:     Furman Selz

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     179,375

7.      Aggregate principal amount of offering:     358,750,000

8.      Purchase price (net of fees and expenses):      35 7/8

9.      Initial public offering price:     35 7/8

10.     Commission, spread or profit:   %       $    1.15

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

(2)   If securities are municipal  securities,  the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
      from at least one such rating           organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/  Ellen R. Harris                   Date:   8/27/96
FORM 10f-3      FUND:  Series Trust - Balanced

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Bank United

2.      Date of Purchase:     8/8/96

3.      Date offering commenced:  8/8/96

4.      Underwriters from whom purchased:     Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     140,000

7.      Aggregate principal amount of offering:     210,000,000

8.      Purchase price (net of fees and expenses):      20

9.      Initial public offering price:     20

10.     Commission, spread or profit:   %       $    .69

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
      from at least one such rating           organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/   Mark Tincher                     Date:   8/27/96
FORM 10f-3      FUND:  Series Trust - Growth & Income

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Bank United

2.      Date of Purchase:     8/8/96

3.      Date offering commenced:  8/8/96

4.      Underwriters from whom purchased:     Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     100,000

7.      Aggregate principal amount of offering:     210,000,000

8.      Purchase price (net of fees and expenses):      20

9.      Initial public offering price:     20

10.     Commission, spread or profit:   %       $    .69

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

(2)   If securities are municipal  securities,  the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest
      ratings from at least one such rating           organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/   Mark Tincher                     Date:   8/27/96

FORM 10f-3      FUND:  Series Trust - Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Humascan

2.      Date of Purchase:     8/14/96

3.      Date offering commenced:  8/14/96

4.      Underwriters from whom purchased:     Keane Sec

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     450,000

7.      Aggregate principal amount of offering:     16,200,000

8.      Purchase price (net of fees and expenses):      6

9.      Initial public offering price:     6

10.     Commission, spread or profit:   %       $    .26

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
      from at least one such rating           organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/   Ellen R. Harris                  Date:   8/27/96
FORM 10f-3      FUND:  Series Trust - Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Tag Heuer

2.      Date of Purchase:     9/26/96

3.      Date offering commenced:  9/26/96

4.      Underwriters from whom purchased:     Salomon Brothers

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     293,250

7.      Aggregate principal amount of offering:     477,215,500

8.      Purchase price (net of fees and expenses):      19.55

9.      Initial public offering price:     19.55

10.     Commission, spread or profit:   %       $    .6452

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three
      highest ratings from at least one such rating           organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/   Ellen R. Harris                  Date:   10/1/96

FORM 10f-3      FUND:  Series Trust - Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Univision

2.      Date of Purchase:     9/27/96

3.      Date offering commenced:  9/27/96

4.      Underwriters from whom purchased:     Donaldson Lufkin

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     115,000

7.      Aggregate principal amount of offering:     187,910,000

8.      Purchase price (net of fees and expenses):      23

9.      Initial public offering price:     23

10.     Commission, spread or profit:   %       $    .93

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/  Ellen R. Harris                   Date:   10/1/96

FORM 10f-3      FUND:  Series Trust - Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Film Roman

2.      Date of Purchase:     9/30/96

3.      Date offering commenced:  9/30/96

4.      Underwriters from whom purchased:     Donaldson Lufkin

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     100,000

7.      Aggregate principal amount of offering:     32,000,000

8.      Purchase price (net of fees and expenses):      10

9.      Initial public offering price:     10

10.     Commission, spread or profit:   %       $    .42

11.     Have the following conditions been satisfied?

YES
NO
a.    The securities are part of an issue registered under the
      Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the
      Securities Exchange Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three
      highest ratings from at least one such rating           organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/   Ellen R. Harris                  Date:   10/2/96
FORM 10f-3      FUND:  Series Trust - Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Superior Telecom

2.      Date of Purchase:     10/1/96

3.      Date offering commenced:     10/1/96

4.      Underwriters from whom purchased:     B. T. Securities

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     80,000

7.      Aggregate principal amount of offering:     90,000,000

8.      Purchase price (net of fees and expenses):      12

9.      Initial public offering price:     12

10.     Commission, spread or profit:   %       $    .67

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three
      highest ratings from at least one such rating           organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/   Ellen R. Harris                  Date:   10/28/96
FORM 10f-3      FUND:  Series Trust - Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Stage Stores

2.      Date of Purchase:     10/24/96

3.      Date offering commenced:  10/24/96

4.      Underwriters from whom purchased:     First Boston

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     33,000

7.      Aggregate principal amount of offering:     181,500,00

8.      Purchase price (net of fees and expenses):      16 1/2

9.      Initial public offering price:     16 1/2

10.     Commission, spread or profit:   %       $    .60

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
      from at least one such rating           organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/   Ellen R. Harris                  Date:   10/28/96
FORM 10f-3      FUND:  Series Trust - Balanced

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    National Eldwell

2.      Date of Purchase:     10/28/96

3.      Date offering commenced:  10/28/96

4.      Underwriters from whom purchased:     Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     170,000

7.      Aggregate principal amount of offering:     68,000,000

8.      Purchase price (net of fees and expenses):      17

9.      Initial public offering price:     17

10.     Commission, spread or profit:   %       $    .72

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
      from at least one such rating           organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/   Mark Tincher                     Date:   11/17/96
      FORM 10f-3      FUND:  Series Trust - Growth & Income

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    National Eldwell

2.      Date of Purchase:     10/24/96

3.      Date offering commenced:  10/24/96

4.      Underwriters from whom purchased:     Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     110,500

7.      Aggregate principal amount of offering:     68,000,000

8.      Purchase price (net of fees and expenses):      17

9.      Initial public offering price:     17

10.     Commission, spread or profit:   %       $    .72

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
      from at least one such rating           organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/   Mark Tincher                     Date:   11/17/96
FORM 10f-3      FUND:  Series Trust - Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Aurum Software

2.      Date of Purchase:     10/29/96

3.      Date offering commenced:  10/29/96

4.      Underwriters from whom purchased:     Alex Brown

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     64,000

7.      Aggregate principal amount of offering:     42,400,000

8.      Purchase price (net of fees and expenses):      16

9.      Initial public offering price:     16

10.     Commission, spread or profit:   %       $    .65

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or ,otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/  Ellen Harris                     Date:   11/17/96
FORM 10f-3      FUND:  Series Trust - Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:    Ingram

2.      Date of Purchase:     10/31/96

3.      Date offering commenced:  10/31/96

4.      Underwriters from whom purchased:     Morgan Stanley

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:     54,000

7.      Aggregate principal amount of offering:     360,000,000

8.      Purchase price (net of fees and expenses):      18

9.      Initial public offering price:     18

10.     Commission, spread or profit:   %       $    .5844

11.     Have the following conditions been satisfied?

YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
      Act        of 1934.

      ____x__________

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

      ___x_________

c.    The underwriting was a firm commitment underwriting.

      ___x___________

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

      ___x__________

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

      ___x___________

      (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three
      highest ratings from at least one such rating           organization.

      __ n/a________

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

      ____x__________

g.    The purchase price was less than 3% of the Fund's total assets.

      ____x__________

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.

      ____x__________

      Approved:  /s/   Ellen R. Harris                  Date:   11/25/96